UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2007

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.

Indianapolis IN 46240

(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 (c). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2007, the Federal Home Loan Bank of Indianapolis (the “Bank”) certified the results of its director elections for terms beginning January 1, 2008, and ending December 31, 2010. For more information, see the Bank’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 1, 2007. Effective December 31, 2007, Mark A. Hoppe, the former CEO of LaSalle Bank Midwest, NA (the “Member”), who was elected to fill one of the four directorships open in Michigan, resigned his position with the Member and therefore, is no longer eligible to serve as a director of the Bank. All elected directors must be an officer or director of a member institution at all times during their term. In accordance with regulations of the Federal Housing Finance Board, the Board of Directors of the Bank is authorized to select Mr. Hoppe’s replacement.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2008

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/ MILTON J. MILLER II
Milton J. Miller II
President and Chief Executive Officer

By:	/s/ BRIAN K. FIKE
Brian K. Fike
Senior Vice President – Member Services

3